Exhibit 99.1

Press Release

www.shire.com

Shire Prices Public Offering of Senior Notes

Dublin, Ireland – September 19, 2016 – Shire plc (LSE: SHP, NASDAQ: SHPG) announced today that its wholly owned subsidiary, Shire Acquisitions Investments Ireland Designated Activity Company (“SAIIDAC”), priced its inaugural public offering of $12.1 billion aggregate principal amount of senior notes. The offering consists of four series of senior notes:

$3.3 billion 1.900% Senior Notes due 2019;
$3.3 billion 2.400% Senior Notes due 2021;
$2.5 billion 2.875% Senior Notes due 2023; and
$3.0 billion 3.200% Senior Notes due 2026

The notes are expected to be issued on September 23, 2016, subject to customary closing conditions. Shire intends to use the net proceeds to fully repay amounts outstanding under its January 2016 bridge facilities agreement, which were used to finance its acquisition of Baxalta Incorporated (“Baxalta”), and for general corporate purposes.

The offering is being made only by means of a base prospectus and related prospectus supplement. Copies of the base prospectus and final prospectus supplement, when it becomes available, may be obtained by contacting:

•	Barclays Capital Inc. by calling (toll-free from the U.S.) +1 888 603 5847;

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling (toll-free from the U.S.) +1 800 294 1322; or

•	Morgan Stanley & Co. LLC by calling (toll-free from the U.S.) +1 866 718 1649.

An effective registration statement is on file with the U.S. Securities and Exchange Commission (“SEC”), and a copy of the base prospectus and related prospectus supplement will also be available on the SEC's website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

For further information please contact:

Investor Relations
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Gwen Fisher	gfisher@shire.com	+1 484 595 9836
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

Stephen Williams, Deputy Company Secretary (responsible for arranging the release of this announcement)

Inside Information

This announcement contains inside information.

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases and other highly specialized conditions. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com

Forward-Looking Statements

Statements included herein that are not historical facts, including without limitation statements concerning future strategy, plans, objectives, expectations and intentions, the anticipated timing of clinical trials and approvals for, and the commercial potential of, inline or pipeline products are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire’s results could be materially adversely affected. The risks and uncertainties include, but are not limited to, the following:

•	Shire’s products may not be a commercial success;

•	increased pricing pressures and limits on patient access as a result of governmental regulations and market developments may affect Shire’s future revenues, financial condition and results of operations;

•	Shire conducts its own manufacturing operations for certain of its products and is reliant on third party contract manufacturers to manufacture other products and to provide goods and services. Some of Shire’s products or ingredients are only available from a single approved source for manufacture. Any disruption to the supply chain for any of Shire’s products may result in Shire being unable to continue marketing or developing a product or may result in Shire being unable to do so on a commercially viable basis for some period of time;

•	the manufacture of Shire’s products is subject to extensive oversight by various regulatory agencies. Regulatory approvals or interventions associated with changes to manufacturing sites, ingredients or manufacturing processes could lead to significant delays, an increase in operating costs, lost product sales, an interruption of research activities or the delay of new product launches;

•	certain of Shire’s therapies involve lengthy and complex processes, which may prevent Shire from timely responding to market forces and effectively managing its production capacity;

•	Shire has a portfolio of products in various stages of research and development. The successful development of these products is highly uncertain and requires significant expenditures and time, and there is no guarantee that these products will receive regulatory approval;

•	the actions of certain customers could affect Shire’s ability to sell or market products profitably. Fluctuations in buying or distribution patterns by such customers can adversely affect Shire’s revenues, financial conditions or results of operations;

•	Shire’s products and product candidates face substantial competition in the product markets in which it operates, including competition from generics;

•	adverse outcomes in legal matters, tax audits and other disputes, including Shire’s ability to enforce and defend patents and other intellectual property rights required for its business, could have a material adverse effect on the combined company’s revenues, financial condition or results of operations;

•	inability to successfully compete for highly qualified personnel from other companies and organizations;

•	failure to achieve the strategic objectives with respect to Shire’s acquisition of NPS Pharmaceuticals, Inc., Dyax Corp. (“Dyax”) or Baxalta may adversely affect Shire’s financial condition and results of operations;

•	Shire’s growth strategy depends in part upon its ability to expand its product portfolio through external collaborations, which, if unsuccessful, may adversely affect the development and sale of its products;

•	a slowdown of global economic growth, or economic instability of countries in which Shire does business, as well as changes in foreign currency exchange rates and interest rates, that adversely impact the availability and cost of credit and customer purchasing and payment patterns, including the collectability of customer accounts receivable;

•	failure of a marketed product to work effectively or if such a product is the cause of adverse side effects could result in damage to the Shire’s reputation, the withdrawal of the product and legal action against Shire;

•	investigations or enforcement action by regulatory authorities or law enforcement agencies relating to Shire’s activities in the highly regulated markets in which it operates may result in significant legal costs and the payment of substantial compensation or fines;

•	Shire is dependent on information technology and its systems and infrastructure face certain risks, including from service disruptions, the loss of sensitive or confidential information, cyber-attacks and other security breaches or data leakages that could have a material adverse effect on Shire’s revenues, financial condition or results of operations;

•	Shire incurred substantial additional indebtedness to finance the Baxalta acquisition, which may decrease its business flexibility and increase borrowing costs;

•	difficulties in integrating Dyax or Baxalta into Shire may lead to the combined company not being able to realize the expected operating efficiencies, cost savings, revenue enhancements, synergies or other benefits at the time anticipated or at all; and

•	other risks and uncertainties detailed from time to time in Shire’s filings with the SEC, including those risks outlined in “Risk Factors” and elsewhere in the prospectus supplement related to the offering, including the registration statement to which the offering relates and the prospectus contained therein and in “ITEM 1A: Risk Factors” in Shire’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by applicable law, we do not undertake any obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.